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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 30, 2004

                                 Glowpoint, Inc.
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             (Exact name of Registrant as Specified in its Charter)


               Delaware                    0-25940              77-0312442
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         (State or other          (Commission File Number)   (I.R.S. Employer
   Jurisdiction of Incorporation)                           Identification No.)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since past report)

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Item 2.  Acquisition or Disposition of Assets

On April 16, 2003, Glowpoint, Inc. (the "Company") entered into an agreement with Tandberg, Inc. ("Tandberg") to acquire certain assets of Tandberg's wholly owned subsidiary, Network Systems LLC, formerly NuVision ("Network System"). The assets include Network System's customer contracts, equipment, intellectual property relating to the NuVision brand and telecommunications contracts with MCI Corporation, AT&T Corporation and Sprint Communications. The Company acquired the assets for $1.00 and the assumption of Network System's obligations under the foregoing contracts. The terms of the transaction are more fully set forth in the Asset Purchase Agreement attached hereto as Exhibit 10.1.

On April 16, 2003, the Company and Tandberg entered into an agreement to form a strategic alliance. The strategic alliance includes the designation of Tandberg as a certified marketing representative and agent for the Company's IP-based video communications services, the recognition of the Company's Certified Program as an external testing partner for Tandberg's hardware and software products and the designation of the Company as Tandberg's exclusive IP-based video communications provider for Tandberg's corporate use in North America. The terms of the transactions are more fully set forth in the Certified Agent Agreement attached hereto as Exhibit 10.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a) Financial Statements of Businesses Acquired.

                             None required.

(b) Pro Forma Financial Information.

                             None required.

(c) Exhibits.

Exhibit No.          Description
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10.1                 Asset Purchase Agreement, dated as of April 16, 2004,
                     by and between Glowpoint, Inc. and Tandberg, Inc.
10.2                 Certified Agent Agreement, dated as of April 16, 2004,
                     between Glowpoint, Inc. and Tandberg, Inc.
99.1                 Text of press release dated April 28, 2004
99.2                 Transcript of April 28, 2004 conference call

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Item 12.  Results of Operations and Financial Condition

On April 28, 2004, the Company announced via press release and conference call the Company's financial results for its three month period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GLOWPOINT, INC.

Dated:  April 30, 2004                    /s/ David C. Trachtenberg
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                                          David C. Trachtenberg
                                          Chief Executive Officer & President